AllianceBernstein Small Cap Growth Fund, Inc.-AllianceBernstein Dynamic All Market Asset Fund
811-03131

77.Q1 Articles Supplementary

Articles Supplementary:  Incorporated by reference to Exhibit (a) (4) to Post-Effective Amendment No. 106, Amendment No. 85 to Registrant’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on September 23, 2011.